EXHIBIT 10.7

      Shown below are the persons and shares that are subject to the Lock-Up/Leak-Out Agreements:

            Name                                Subject Shares

            John Walsh                              71,000 *

            Jason Amos                              32,500

            Gary Ashurst                            30,000

            Matthew Cinquanta                       90,000

            William Emanuel                         10,000

            Mark McNeely                            17,000

            David Modica                            11,500






     * The Company has agreed to exempt 15,592 shares originally held by Mr. Walsh from his Lock-up/Leak-out Agreement.

                           LOCK-UP/LEAK-OUT AGREEMENT

     THIS LOCK-UP/LEAK-OUT AGREEMENT (the "Agreement") is between 4th GRADE FILMS, INC., a Utah corporation (the "Company"), and the undersigned person or entity listed on the Counterpart Signature Page hereof, sometimes referred to herein as the "Shareholder." For all purposes of this Agreement, "Shareholder" includes any "affiliate, controlling person of Shareholder, agent, representative or other person with whom Shareholder is acting in concert.

     WHEREAS, it is intended that the shares of common stock of the Company covered by this Agreement shall only include the common stock currently owned by the Shareholder and represented by the stock certificate (or any successor stock certificate issued on the transfer of such stock certificate) described on the Counterpart Signature Page hereof (the "Common Stock"); and

     WHEREAS, the execution and delivery of this Agreement was a condition of the purchase by the Shareholder of the Common Stock covered hereby; and

     NOW, THEREFORE, in consideration of the foregoing premises and the mutual covenants contained herein, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

     1. Except as otherwise expressly provided herein, and except as the Shareholder may be otherwise restricted from selling shares of Common Stock under applicable federal or state securities laws, rules and regulations and Securities and Exchange Commission (the "SEC") interpretations thereof, the Shareholder may only sell the Common Stock subject to the following conditions, commencing on the later of ninety (90) days from the date the Company completes a "reverse" merger or acquisition with Strainwise, Inc., a Colorado corporation ("Strainwise"), and the date of the filing by the Company's current report with the SEC under Item 5.01(8) on Form 8-K that contains the "Form 10 Information" as required therein and in SEC Rule 144(i) (the "Lock-Up Period"). Following the Lock-Up Period, the Shareholder may sell the Common Stock as follows (the "Leak-Out Period"):

            1.1 Subsequent to the Lock-Up Period, the Shareholder shall be allowed to sell only 1/6th of such Shareholder's shares of Common Stock that are covered hereby, per month, during each of the next successive six months following the Lock-Up Period, on a non-cumulative basis, meaning that if no Common Stock was sold during one month while Common Stock was qualified to be sold, such shares of Common Stock cannot be sold in the next successive month (the "Leak-Out Period").

            1.2 Except as otherwise provided herein, all Common Stock shall be sold by the Shareholder in "broker's transactions" and in compliance with the "manner of sale" requirements as those terms are defined in Rule 144 of the SEC during the Leak-Out Period.

            1.3 The Shareholder shall not engage in an investment strategy based upon selling the shares of the Company "short" while the shares of Common Stock covered hereby remain unsold, and shall not "short" the Company's Common Stock while such shares remain unsold

           1.4 Each Shareholder agrees that all sales will be made at no less than the best "asked" prices, and no sales will be made at the "bid" prices for the Escrow Shares.

            1.5 An appropriate legend describing this Agreement shall be imprinted on each stock certificate representing Common Stock covered hereby, and the transfer records of the Company's transfer agent shall reflect such restrictions.

     2. The delivery of a duly executed copy of the Shareholder Resale Agreement that has been accepted and acknowledged by the Shareholder's broker (Exhibit A hereto) shall be satisfactory evidence for all purposes of this Agreement that the Shareholder and the broker will comply with the "brokers' transactions," "manner of sale" and "no shorting" requirements of this Agreement, and no further evidence thereof will be required of the Shareholder; provided, however, the Company may confirm such compliance with the Shareholder and the Shareholder's broker, to the extent that it deems reasonably required or necessary to assure compliance with this Agreement; and provided, however, that the Shareholder can otherwise provide satisfactory evidence to the Company of such compliance, subject to the Company's acceptance of any such alternative compliance evidence.

     3. Notwithstanding anything to the contrary set forth herein, the Company may, in its sole discretion and in good faith, at any time and from time to time, waive any of the conditions or restrictions contained herein to increase the liquidity of the Common Stock or if such waiver would otherwise be in the best interests of the development of the trading market for the Common Stock. Unless otherwise agreed, all such waivers shall be pro rata, as to all Shareholders of the Company who have executed a Lock-Up/Leak-Out Agreement as a condition to the purchase of the Common Stock in any similar transaction occurring prior to the acquisition of Strainwise. Notwithstanding, the Company may allow any such Shareholder the right to sell or transfer Common Stock in a private transaction, subject to receipt of an opinion of legal counsel for the Company, and subject to any transferee's execution and delivery of a copy of this Agreement.

     4. In the event of: (a) a completed tender offer to purchase all or substantially all of the Company's issued and outstanding securities; or (b) a merger, consolidation or other reorganization of the Company with or into an unaffiliated entity, then this Agreement shall terminate as of the closing of such event, and the Common Stock restrictions on the resale of the Common Stock pursuant hereto shall terminate, excluding, however, any merger, consolidation or reorganization by which the Company becomes a publicly-held company by reason of a "reverse" merger as mentioned above, which such event or such transaction shall have no effect on the enforceability of this Agreement.

     5. Except as otherwise provided in this Agreement or any other agreements between the parties, the Shareholder shall be entitled to their respective beneficial rights of ownership of the Common Stock, including the right to vote the Common Stock for any and all purposes.

     6. The number of shares of Common Stock included in any allotment that can be sold by the Shareholder hereunder shall be appropriately adjusted should the Company make a dividend or distribution, undergo a forward split or a reverse split or otherwise reclassify its shares of Common Stock.

     7. This Agreement may be executed in any number of counterparts with the same force and effect as if all parties had executed the same document.

     8. All notices, instructions or other communications required or permitted to be given pursuant to this Agreement shall be given in writing and delivered by certified mail, return receipt requested, overnight delivery or hand-delivered to all parties to this Agreement, to the Company, at 1350 Independence St., Suite 300, Lakewood, CO 80215, and to the Shareholder, at the address in the Counterpart Signature Page. All notices shall be deemed to be given on the same day if delivered by hand or on the following business day if sent by overnight delivery or the second business day following the date of mailing.

     9. The resale restrictions on the Common Stock set forth in this Agreement shall be in addition to all other restrictions on transfer imposed by applicable country-regionplaceUnited States and state securities laws, rules and regulations.

     10. The Company or the Shareholder who fails to fully adhere to the terms and conditions of this Agreement shall be liable to every other party for any damages suffered by any party by reason of any such breach of the terms and conditions hereof. The Shareholder agrees that in the event of a breach of any of the terms and conditions of this Agreement by the Shareholder, that in addition to all other remedies that may be available in law or in equity to the non-defaulting parties, a preliminary and permanent injunction, without bond or surety, and an order of a court requiring such Shareholder to cease and desist from violating the terms and conditions of this Agreement and specifically requiring the Shareholder to perform his/her/its obligations hereunder is fair and reasonable by reason of the inability of the parties to this Agreement to presently determine the type, extent or amount of damages that the Company or any non-defaulting Shareholder may suffer as a result of any breach or continuation thereof.

     11. This Agreement sets forth the entire understanding of the parties hereto with respect to the subject matter hereof, and may not be amended except by a written instrument executed by the parties hereto and approved by a majority of the members of the Board of Directors of the Company.

     12. This Agreement shall be governed by and construed in accordance with the laws of the State of Utah applicable to contracts entered into and to be performed wholly within said State; and the Company and the Shareholder agree that any action based upon this Agreement may be brought in the United States federal and state courts situated in Utah only, and that shall each submit to the jurisdiction of such courts for all purposes hereunder.

     13. In the event of default hereunder, the non-defaulting parties shall be entitled to recover reasonable attorney's fees incurred in the enforcement of this Agreement.

     14. This Agreement shall be binding upon any successors or assigns of the Common Stock, without qualification, and in the event of any exchange of the Common Stock under a merger or reorganization or other transaction of the Company by which the Common Stock is subject to exchange for other securities in any manner, this Agreement shall remain if full force and effect and shall apply to any securities received or receivable in exchange for such Common Stock, without qualification.

     IN WITNESS WHEREOF, the undersigned have duly executed and delivered this Agreement as of the day and year first above written.

                                         4th GRADE FILMS, INC.


Date: August 19, 2014.                     By: /s/ Erin Phillips
                                              -----------------------------
                                              Erin Phillips, President

                           LOCK-UP/LEAK-OUT AGREEMENT
                           COUNTERPART SIGNATURE PAGE


     This Counterpart Signature Page for that certain Lock-Up/Leak-Out Agreement (the "Agreement") effective as of the latest signature date hereof, among 4th Grade Films, Inc., a Utah corporation (the "Company"); and the undersigned, by which the undersigned, through execution and delivery of this Counterpart Signature Page, intends to be legally bound by the terms of the Agreement, as a Shareholder, of the number of shares of the Company set forth below and represented by the stock certificate described below.


                        ---------------------------------------------
                        (Name)

                        ----------------------------------------------
                        (Street Address)

                        ----------------------------------------------
                        (City and State)
                        ----------------------------------------------
                        (Stock Certificate No. and Number of Shares)

                        ----------------------------------------------
                        (Date)

                        ----------------------------------------------
                        (Signature) (Representative Capacity, if Applicable)

                                    EXHIBIT A
                                     Form of
                         Shareholder's Resale Agreement


Company Name and Address



Transfer Agent Name and Address



   Re:            Resale of  __________  shares of common  stock of  Strainwise,
            Inc., formerly 4th Grade Films, Inc., a Utah corporation (the "Company"), which are represented by Stock Certificate No. __, representing ________ shares, in the name of and beneficially owned by __________________ (the "Seller" and the "Customer"), under that certain Lock-Up/Leak-Out Agreement dated ______, __, 2014, (the "LULO Agreement")

Dear Ladies and Gentlemen:

     In consideration of _____________________ (the "Broker") accepting the deposit of the above referenced stock certificate and the shares of common stock represented thereby into the account of the undersigned (the "Customer"), to allow the Customer to sell the common stock through the Broker in customary broker "agency" transactions" that are made in accordance with the strict guidelines of the LULO Agreement, the Customer agrees:

     (i) To effect all sales of the Customer's shares covered by the LULO Agreement in accordance with the "brokers' transactions" and "manner of sale" requirements of Rule 144, meaning, among other conditions, that the Customer will pay only the usual and customary brokerage commission or discount in connection with any such sale and will not solicit or arrange for the solicitation of orders to buy any of the Customer's shares;

     (ii) Not to engage in an investment strategy based upon selling these or any other shares of the Company, whether equity, debt or otherwise, "short" while the Customer's shares covered hereby remain unsold, and to not "short" the Company's shares while these shares remain unsold;

     (iii) The Customer agrees to provide you with reasonable documentation, on your request to verify compliance with the foregoing, and authorizes the Broker to provide reasonable documentation to verify compliance with the terms and provisions hereof.

     (iv) The Customer is acting for the Customer's own account in the resale of any of the Customer's shares, as outlined in the LULO Agreement, and as represented by the above referenced stock certificate or certificates or any stock certificate into which the Customer's shares covered by the LULO Agreement are transferred and not in concert with any other person whatsoever.


                                    SHAREHOLDER


Date: _______________               --------------------------------------
                                    Signature


ACCEPTED:

                                    Broker


Date: _______________               By:
                                       -----------------------------------
                                       Signature